UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2018

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	42-1214177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Grand Central Place, Suite 4600, New York, NY	10165
(Address of Principal Executive Offices)	(Zip Code)

(212) 949-4319

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PAVmed Inc. (the “Company”) held its annual meeting of shareholders on October 1, 2018. At the annual meeting, shareholders considered four proposals: (i) election of two Class B directors to serve for the ensuing three-year period until their respective successor is elected and qualified, (ii) an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 25,000,000 shares, from 50,000,000 shares to 75,000,000 shares, (iii) an amendment to the Company’s 2014 Long-Term Incentive Equity Plan to increase the total number of shares available for grant thereunder by 3,000,000 shares, from 2,951,081 shares to 5,951,081 shares, and (iv) ratification of the appointment of Citrin Cooperman & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The Company’s board of directors is divided into three classes with one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class B directors, consisting of James L. Cox, M.D. and David Weild IV, expired at this year’s annual meeting. The term of office of our Class C directors, Lishan Aklog, M.D. and Michael J. Glennon, will expire at our annual meeting in 2019. The term of office of our Class A directors, Ronald M. Sparks and David S. Battleman, M.D., will expire at our annual meeting in 2020.

The results of the matters voted upon at the annual meeting are set foth below.

Proposal No. 1 – Election of Class B directors.

The election of each director nominee was approved, as follows:

Name	For	Authority Withheld	Broker Non-Votes
James L. Cox, M.D.	10,297,954	185,073	9,704,675
David Weild IV	10,401,122	81,905	9,704,675

Proposal No. 2 – Amendment to the Certificate of Incorporation

The amendment to the certificate of incorporation to increase the total number of shares of common stock that the Company is authorized to issue from 50,000,000 shares to 75,000,000 shares was approved, as follows:

For	Against	Abstain
15,921,132	4,079,241	187,329

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A fuller description of the terms of the amendment to the Company’s certificate of incorporation is set forth on pages 5 to 6 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 24, 2018, which description is incorporated herein by reference.

A certificate of amendment to the Company’s certificate of incorporation setting forth the amendment was filed with the Department of State of the State of Delaware on October 1, 2018, and the amendment became effective on such date.

The description of the material terms and conditions of the amendment to the certificate of incorporation incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment to the certificate of incorporation, which is included as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

Proposal No. 3 – Amendment to the 2014 Long-Term Incentive Equity Plan

The amendment to the 2014 Long-Term Incentive Equity Plan to increase the total number of shares available thereunder, from 2,951,081 shares to 5,951,081 shares was approved, as follows:

For	Against	Abstain	Broker Non-Vote
9,345,018	1,051,721	86,288	9,704,675

A fuller description of the amendment to the 2014 Long-Term Incentive Equity Plan is set forth on pages 7 to 13 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 24, 2018 (the “Proxy Statement”) and such description is incorporated herein by reference.

The description of the material terms and conditions of the amendment to the 2014 Long-Term Incentive Equity Plan included in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated 2014 Long-Term Incentive Equity Plan, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Proposal No. 4 – Ratification of the appointment of Citrin Cooperman & Company, LLP.

The ratification of the appointment of Citrin Cooperman & Company, LLP was approved, as follows:

For	Against	Abstain
18,014,664	498,377	1,674,661

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation dated October 1, 2018.
10.1	Second Amended and Restated 2014 Long-Term Incentive Equity Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2018	PAVMED INC.

	By:	/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chairman and Chief Executive Officer

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